EXHIBIT 10.16

1.01	PREAMBLE
By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a)	X adopts a new plan as of December 1, 2014 [month, day, year]

(b)
__    amends and restates its existing plan as of       [month, day, year] which is the Amendment Restatement Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Restatement Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Restatement Date.

Original Effective Date:       [month, day, year]

Pre-409A Grandfathering:    __Yes    __No

1.02	PLAN

Plan Name: IHS Deferred Compensation Plan
Plan Year: December 31

1.03	PLAN SPONSOR

Name:	IHS Inc.
Address:	15 Inverness Way E. D101 Inverness Business Park Englewood, CO 80112
Phone # :
EIN:	13-3769440
Fiscal Yr:	November 30

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?

X Yes	__No

1.04	EMPLOYER

The following entities, in addition to the Plan Sponsor, have been authorized by the Plan Sponsor to participate in and have adopted the Plan (insert “Not Applicable” if none have been authorized):

Entity                        Publicly Traded on Est. Securities Market

Yes	No

1.05	ADMINISTRATOR

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	IHS Inc.
Address:	15 Inverness Way E. D101 Inverness Business Park Englewood, CO 80112

Note:
The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06	KEY EMPLOYEE DETERMINATION DATES

The Employer has designated December 31as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated April 1 as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

2.01	PARTICIPATION

(a)	X Employees [complete (i), (ii) or (iii)]

i.	___ Eligible Employees are selected by the Employer (only Organizational Level D
Employees and above).

ii.	X Eligible Employees are those employees of the Employer who satisfy the following criteria:

Employees who are Organizational Level D Employees and above
_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________

iii.	___ Employees are not eligible to participate.

(b)	X Directors [complete (i), (ii) or (iii)]

i.___    All Directors are eligible to participate.
ii.___    Only Directors selected by the Employer are eligible to participate.
iii.X     Directors are not eligible to participate.

3.01	COMPENSATION

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)	X	Compensation is defined as:

All cash remuneration paid or made available for any Plan Year to an Employee for his services, as salary, wages or commissions, including bonuses and pay at premium rates (holiday, overtime or other) including any amounts paid under the Annual Incentive Plan but excluding (a) any amounts paid for the Plan year on account of the Employee under any employee pension benefit plan (as defined in Section 3(2) of ERISA) other than this Plan, (b) any amounts that are not includible in the Employee’s income for federal income tax purposes (other than amounts that would be included in wages but for an election under Sections 125, 403(g)(3), 403(b), 132(f) or 457(b) of the Code) (c) any amounts that are so includible and are paid for that Plan year on account of the Employee under any group disability insurance plan of for group life insurance premiums, moving expenses, automobile, business and office expenses and (d) amounts paid to the Employee as a mortgage differential allowance or tuition refund or under a performance share or other long term incentive plan.

(b)	___	Compensation as defined in [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c)	___	Director Compensation is defined as:

(d)	___	Compensation shall, for all Plan purposes, be limited to $ .

(e)	___	Not Applicable.

3.02	BONUSES

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	Will be treated as Performance Based Compensation

	Yes	No
Annual Incentive Plan	X	___
	___	___
	___	___

___	Not Applicable.

4.01	PARTICIPANT CONTRIBUTIONS

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a)	Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and / or “percentage amount”.

(i)	Compensation Other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
(a) Base Pay			10%	50%	1%
(b) Commissions			10%	50%	1%
(c)

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii)Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
(a) Annual Incentive Plan			10%	100%	1%
(b)
(c)

(iii)Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max

(iv)Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Retainer
Meeting Fees
Other:
Other:

(b)	Election Period

(i)	Performance Based Compensation
A special election period

___	Does	X	Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii)	Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

__	May	X	May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

For purposes of this Section 4.01(b)(ii), Compensation shall be limited to Base Compensation and Commissions.

(c)	Revocation of Deferral Agreement

A Participant’s deferral agreement

X	Will
__	Will Not

be canceled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer to the extent necessary to satisfy the requirements of Reg. Sec. 1.401(k)-1(d)(3). If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

(d)	No Participant Contributions

___    Participant contributions are not permitted under the Plan.

5.01	EMPLOYER CONTRIBUTIONS

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a)	Matching Contributions

(i)Amount

For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A)	___ __________ [insert percentage] of the Compensation that the Participant has elected to defer for the Plan Year

(B)	X An amount determined by the Employer in its sole discretion

(C)	___ Matching Contributions for each Participant shall be limited to $ and/or % of Compensation.

(D)	___ Other: _________________________________

(E)	___ Not Applicable [Proceed to Section 5.01(b)]

(ii)Eligibility for Matching Contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A) ___	Describe requirements:

(B) _X_	Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions

(C) ___	No requirements

(iii) Time of Allocation

Matching Contributions, if made, shall be treated as allocated [select one]:

(A) ___	As of the last day of the Plan Year

(B) X	At such times as the Employer shall determine in it sole discretion

(C) ___	At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant

(D) ___	Other:

(b)	Other Contributions

(i)Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A) ___	An amount equal to [insert number] % of the Participant’s Compensation

(B) X	An amount determined by the Employer in its sole discretion

(C) ___	Contributions for each Participant shall be limited to $

(D) ___	Other:

(E) ___	Not Applicable [Proceed to Section 6.01]

(ii) Eligibility for Other Contributions

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A) ___	Describe requirements:

(B) X	Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C) ___	No requirements

(iii)Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A) ___	As of the last day of the Plan Year

(B) X	At such time or times as the Employer shall determine in its sole discretion

(C) ___	Other:

(c)	No Employer Contributions

___    Employer contributions are not permitted under the Plan.

6.01	DISTRIBUTIONS

The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a)	Timing of Distributions

(i)	All distributions shall commence in accordance with the following [choose one]:
	(A) __	As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).
	(B) X	Monthly on specified day 15th [insert day]
	(C) __	Annually on specified month and day [insert month and day]
	(D) __	Calendar quarter on specified month and day [ month of quarter (insert 1,2 or 3); __ day (insert day)]

(ii)	The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:
	(A) __	Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for months [insert number of months].
(B) __
Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases.

	(C) __	Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

	(D) X	Not applicable.

(b)	Distribution Events

Participants may elect the following payment events and the associated form or forms of payment. If multiple events are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5,7,9).

		Lump Sum	Installments

(i) X	Specified Date	x	1 -10 years

(ii) __	Specified Age		years

(iii) X	Separation from Service	x	1 - 10 years

(iv) __	Separation from Service plus 6 months		years

(v) __	Separation from Service plus months [not to exceed months]		years

(vi) __	Retirement		years

(vii) __	Retirement plus 6 months		years

(viii) __	Retirement plus months [not to exceed months]		years

(ix) X	Disability	x	1 -10 years

(x) X	Death	x	1 -10 years

(xi) __	Change in Control		years

The minimum deferral period for Specified Date or Specified Age event shall be two (2) years.
Installments may be paid [select each that applies]

__	Monthly
__	Quarterly
X	Annually

(c)	Specified Date and Specified Age elections may not extend beyond age Not Applicable [insert age or “Not Applicable” if no maximum age applies].

(d)
Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

	EVENTS	FORM OF PAYMENT
__	Separation from Service	Lump sum	Installments
__	Separation from Service before Retirement	Lump sum	Installments
__	Death	Lump sum	Installments
__	Disability	Lump sum	Installments
X	Not Applicable

(e)	Involuntary Cashouts

X
If the Participant’s vested Account at the time of his Separation from Service does not exceed $50,000 distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

__	There are no involuntary cashouts.

(f)	Retirement

__	Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

X	No special definition of Retirement applies.

(g)	Distribution Election Change A Participant

X	Shall
__	Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification four (4) number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h)	Frequency of Election

The Plan Sponsor

X	Has
__	Has Not

Elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

7.01	VESTING

(a)	Matching Contributions The Participant’s vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

X	Years of Service	Vesting %
	0	100%	(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9

__	Other:

__	Class year vesting applies.

__	Not applicable.

(b)
Other Employer Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule:

X	Years of Service	Vesting %
	0	100%	(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9

__	Other:

__	Class year vesting applies.

__	Not applicable.

(c)	Acceleration of Vesting
A Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events: [select the ones that are applicable]:

(i) __	Death

(ii) __	Disability

(iii) __	Change in Control

(iv) __	Eligibility for Retirement

(v) __	Other:

(vi) X	Not applicable.

(d)	Years of Service
(i)A Participant’s Years of Service shall include all service performed for the Employer and

__	Shall
__	Shall Not

include service performed for the Related Employer.

(ii)	Years of Service shall also include service performed for the following entities:

(iii)Years of Service shall be determined in accordance with (select one)

(A) __	The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B) __	The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C) __	The Participant’s Years of Service credited under [insert name of plan]

(D) __	Other:

(iv)	X Not applicable.

8.01	UNFORESEEABLE EMERGENCY

(a)    A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

X	Will
__	Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b)	Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

X	Will
__	Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

9.01	INVESTMENT DECISIONS

Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a) X	The Participant or his Beneficiary
(b) __	The Employer

10.01	TRUST

The Employer [select one]:

X	Does
__	Does Not

intend to establish a springing rabbi trust as provided in Article 11 of the Plan.

11.01	TERMINATION UPON CHANGE IN CONTROL

The Plan Sponsor

X	Reserves
__	Does Not Reserve

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02	AUTOMATIC DISTRIBUTION UPON CHANGE IN CONTROL

Distribution of the remaining vested balance of each Participant’s Account

__	Shall
X	Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03	CHANGE IN CONTROL

A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a)	X A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)	X A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)	X A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)	__ Not Applicable.

12.01	GOVERNING STATE LAW

The laws of Delaware shall apply in the administration of the Plan to the extent not preempted by ERISA.

EXECUTION PAGE

The Plan Sponsor has caused this Adoption Agreement to be executed this 17th day of October, 2014.

PLAN SPONSOR:	/s/ Stephen Green
By:	Stephen Green
Title:	Executive Vice President, Legal and Corporate Secretary

APPENDIX A
SPECIAL EFFECTIVE DATES
Not Applicable